UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 20, 2004




                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-16668                   22-2866913
----------------------------      ---------------             -------------
(State or other jurisdiction      (SEC Commission             (IRS Employer
    of incorporation)               File No.)                 Identification
                                                                  Number)


838 Market Street, Wilmington, Delaware                           19899
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
             Information and Exhibits
             ------------------------

         (c) Exhibits:

                  99.1     Press Release dated January 20, 2004


Item 12. Results of Operations and Financial Condition
-------- ---------------------------------------------

         On January 20, 2004, the Registrant issued a press release to report earnings for the quarter ended December 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  WSFS FINANCIAL CORPORATION


Date: January 20, 2004                            By: /s/ Mark A. Turner
                                                       -------------------------
                                                       Mark A. Turner
                                                       Chief Operating Officer/
                                                       Chief Financial Officer